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                                                                    EXHIBIT 10.3


                             e-commerce group Inc.
                               3675 Pecos-McLeod
                                  Suite 1400
                         Las Vegas, U.S.A. 89121-3881

March 5, 2000

Arnold & Associates (UK) Limited
Shantasree
134 Hilmanton
Reading
Berkshire
RG8 4HJ

Attention: Mr. Anthony Arnold, Esq.

Dear Mr. Arnold

This letter sets forth our agreement that, as compensation for the consulting services you are performing for e-commerce group Inc. (the "Company"), we agree to pay you $225,000 and to issue you 500,000 shares of common stock of the Company. The delivery of such payment and issuance of shares of common stock shall not occur until and unless the consummation occurs of the acquisition by the Company of each of Intensive Networks Ltd. and www.WindowKiosk.com, Ltd., each a corporation organised under the laws of the United Kingdom.

If the above properly sets forth the terms of our agreement, please sign the enclosed copy of this letter and return it to us.


e-commerce group Inc.

By /s/ D. Wood
  -----------------------
Name DIRECTOR
Title

By /s/ David Wong
   ----------------------
Name
Title


AGREED AND ACCEPTED:

ARNOLD & ASSOCIATES (UK) LIMITED

/s/ Tony Arnold
-------------------------